UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 4, 2014

ADB INTERNATIONAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-54862

Delaware	22-2930106
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

During the period from February 2014 through April 2014, the Registrant issued convertible notes to the accredited investors set forth below. In May 2014, each of the investors set forth in the table below agreed to convert their respective notes into an aggregate of 5,016,062 restricted shares of common stock, at the conversion rates of their respective notes. The Registrant and the Investors agreed that the restricted shares would not be issued until the effective date of the Registrant's change in domicile from the State of New Jersey to the State of Delaware and the implementation of the one-for-one hundred (1:100) reverse split (the "Effective Date"). The Registrant reported in a Form 8-K filed with the SEC on June 9, 2014 the above facts with disclosure under Item 3.02. On August 1, 2014, FINRA approved the Registrant's redomicile and the reverse split, with an Effective Date of August 4, 2014.

Name	Date of Conversion	Conversion Rate	Shares
Itzchak Shrem	5/14/2014	$0.05	247,000
Lavi Krasney	5/13/2014	$0.03	543,000
Amir Uziel	5/13/2014	$0.05	542,000
Kfir Silberman	5/13/2014	$0.03	820,000
Eli Yoresh	5/13/2014	$0.05	271,000
Ohad Goren	5/18/2014	$0.01	1,150,000
Itsik Ben Yesha	5/18/2014	$0.01	1,350,000
Leetal Weissberg	5/17/2014	$0.05	93,062
		Total	5,016,062

Each of the Note Holders set forth below, other than Ron Weissberg, acquired their respective Notes as assignees of Ron Weissberg, our Chairman and CFO. The Registrant issued the original convertible note in the principal amount of $71,345 to Mr. Weissberg on December 23, 2013. The note was convertible at a price of $0.01 per share. Each of the individuals listed in the table represented to the Registrant and to Mr. Weissberg their status as "accredited investors."

Name	Date of Conversion	Amount of Note in US$	Shares Issued
Yochanan Korman	5/28/2014	14,000	1,400,000
Yoav Korman	5/28/2014	10,000	1,000,000
Gerald Yaffe	5/28/2014	10,200	1,020,000
Zeev Berr	5/28/2014	2,500	250,000
Yehiel Weitzman	5/28/2014	250	25,000
Ishai Birenboim	5/30/2014	2,250	225,000
Jacob Dery	5/28/2014	1,875	187,500
Benny Menashe	5/28/2014	750	75,000
Eli Shlush	6/27/2014	188	18,750
Sigal Tidhar	6/27/2014	188	18,750
Benzi Weiner	5/30/2014	255	25,500
Bracha Yaffe*	5/28/2014	9,963	996,250
Ori Martin Rafaelowitz*	5/28/2014	9963	996,250
Ron Weissberg	5/28/2014	11,536	1,153,600
		Total	7,391,600
* U.S. residents

The Investors set forth in the following table subscribed for restricted shares of the Registrant's common stock at a price of $0.40 per share during the week of June 1, 2014, with the express understanding that the certificates evidencing the shares would not be issued until the Effective Date of the Registrant's redomicile from the State of New Jersey to the State of Delaware and the implementation of the one-for-one hundred (1:100) reverse split. The Effective Date was August 4, 2014.

Investor's Name	Amount in US$	Shares Issued
Michael Cohen	350,000	875,000
Aryeh Deri	300,000	750,000
Ron Weissberg	150,000	375,000
Daniel Lavi	100,000	250,000
Itshak Ben Yesha	100,000	250,000
Pansk Assets A.Y. Ltd (1)	100,000	250,000
Short Trade Ltd. (2)	100,000	250,000
Eli Shlush	75,000	187,500
Sigal Tidhar	75,000	187,500
Daniel Younisian	60,000	150,000
Yael Berant	60,000	150,000
Yehoshua Abramovitz	60,000	150,000
Yochanan Korman	60,000	150,000
Yoel Yogev	60,000	150,000
Attribute Ltd (3)	50,000	125,000
Avdinco Ltd (4)	50,000	125,000
Ben-Zion Weiner	50,000	125,000
Emanuel Kronitz	50,000	125,000
Moshe Manor	50,000	125,000
Boruj Tenembounm	50,000	125,000
R. P. Holdings (1992) Ltd (5)	50,000	125,000
Menashe Arnon	40,000	100,000
Ofer Maimon	40,000	100,000
Yaelle Schnitzer	40,000	100,000
Dor Noy	36,000	90,000
Adi Mantsura	30,000	75,000
Assaf Hadar	30,000	75,000
Avital Roy Group Ltd (6)	30,000	75,000
Benny Menache	30,000	75,000
Boaz Raam	30,000	75,000
HeliCon Knan (1989) Ltd (7)	30,000	75,000
Ishai Birenboim	30,000	75,000
Jacob Blau	30,000	75,000
Kai Otherthinking Ltd (8)	30,000	75,000
Moshe Datz	30,000	75,000
Ron Bentsur*	30,000	75,000
Sharon Brimer	30,000	75,000
Shlomi Shabat Hafakot Ltd (9)	30,000	75,000
Shmuel Pasternack	22,000	55,000
Zvi Weil	15,000	37,500
Amir Fischler	12,000	30,000
	Total	6,487,500

(1) The principal of this entity is Yehuda Zadik, a resident of Israel.
(2) The principal of this entity is Shlomo Noyman, a resident of Israel.
(3) The principal of this entity is Itzhak Shrem, a resident of Israel.
(4) The principal of this entity is Avner Cohen, a resident of Israel.
(5) The principal of this entity is Rubin Zimmerman, a resident of Israel.
(6) The principal of this entity is Shlomi Avital, a resident of Israel.
(7) The principal of this entity is Roni Brown, a resident of Israel.
(8) The principal of this entity is Ilan Tuviahu, a resident of Israel.
(9) The principal of this entity is Shlomi Shabat, a resident of Israel
* U.S. residents

The Registrant's acceptance of the above note and restricted share subscriptions and the issuances of restricted shares immediately after the Effective Date were in reliance upon the exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Regulation S promulgated by the SEC under the Act with respect to all Investors except for those persons designated as U.S. residents. With respect to the U.S. Investors, the Registrant relied upon exemption from registration pursuant to Section 4(2) of the Act and Regulation D promulgated by the SEC under the Act. The Registrant's purpose for the capital raise by the acceptance of subscriptions for restricted shares of the Delaware corporation was in furtherance of its business plan of entering into the medical device business with the intention of enabling the Registrant to become an operating company rather than its prior status as a "shell" company as that term is defined in Rule 144(i) promulgated by the SEC under the Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 4, 2014, ADB International Group, Inc., a New Jersey corporation, completed a migratory merger with and into its wholly-owned subsidiary, ADB International Group, Inc., a Delaware corporation (the "Registrant") pursuant to an Agreement and Plan of Merger dated May 12, 2014 which was authorized by the Joint Consent of the Board of Directors and Majority Stockholders of the New Jersey corporation on May 12, 2014. The Agreement and Plan of Merger and the Joint Consent of the Board of Directors and Majority Stockholders were filed with the SEC on May 28, 2014, as part of the Definitive 14C.

On May 12, 2014, there were 284,548,014 shares of common stock issued and outstanding, of which holders of 226,591,014 shares of common stock, representing 79.63% of the issued and outstanding shares of common stock, consented to the corporate actions resulting in the redomicile and the one-for-one hundred (1:100) reverse spit.

The migratory merger resulted in the redomicile of the Registrant as a Delaware corporation. In connection with the migratory merger, the holders of record on May 19, 2014 of shares of common stock of the New Jersey corporation, the merging entity, received one (1) share of the Registrant's common stock, par value $0.00001 per share, the surviving entity, for each one hundred (100) shares of common stock, par value $0,0001 per share, of the New Jersey corporation.

The Certificate of Incorporation of the New Jersey corporation, the merging entity, provided for authorized capital stock of 525,000,000 shares comprised of 500,000,000 shares of common stock, par value $0.0001, and 25,000,000 shares of preferred stock, no par value. The Certificate of Incorporation of the Registrant, the surviving entity, provides for authorized capital stock of 520,000,000 shares comprised of 500,000,000 shares of common stock, par value $0.00001 and 20,000,000 shares of preferred stock, par value $0.00001.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
3.1(b)	Delaware Certificate of Incorporation, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ADB International Group, Inc.

By:	/s/ Ron Weissberg
Name:	Ron Weissberg
Title:	Chief Financial Officer

Date: August 12, 2014